================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------
                                    FORM 8-K
                            -------------------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 29, 2003


                               NOBLE ENERGY, INC.
             (Exact name of Registrant as specified in its charter)

                DELAWARE                            001-07964                      73-0785597
    (State or other jurisdiction of                 Commission                  (I.R.S. Employer
     incorporation or organization)                File Number                 Identification No.)


       100 GLENBOROUGH, SUITE 100
             HOUSTON, TEXAS                                                           77067
(Address of principal executive offices)                                            (Zip Code)


       Registrant's telephone number, including area code: (281) 872-3100



              ____________________________________________________
              (Former name, former address and former fiscal year,
                         if changed since last report)


================================================================================

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:

            99.1  Press Release dated October 29, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On October 29, 2003 Noble Energy, Inc. (the "Company") issued a press release announcing its financial results for its fiscal third quarter ended September 30, 2003. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1. The press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

      The Company's press release contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NOBLE ENERGY, INC.



Date: October 31, 2003                  By: /s/ ALBERT D. HOPPE
                                            ------------------------------
                                            Albert D. Hoppe
                                            Senior Vice President, General
                                            Counsel and Secretary

                               INDEX TO EXHIBITS




       Item          Exhibit
       ----          -------

       99.1          Press Release dated October 29, 2003.